VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

220 East 42nd Street, New York, New York 10017-5891
1-800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 2008
(as supplemented July 1, 2008)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities Fund, Inc. (the “Fund”) dated January 1, 2008, as supplemented July 1, 2008 a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund’s 2007 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report and most recent semi-annual report is available from the Fund upon request and without charge by calling 1-800-243-2729.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

History and Classification.    The Fund is an open-end, diversified management investment company incorporated in Maryland in 1981 as The Value Line Bond Fund, Inc. In 1986, the Fund’s name was changed to Value Line U.S. Government Securities Fund, Inc. The Fund’s investment adviser is EULAV Asset Management, LLC (the “Adviser”), a wholly owned subsidiary of Value Line, Inc. (“Value line”).

Non-principal Investment Strategies and Associated Risks.

Restricted and Illiquid Securities.    On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933 (the “Securities Act”), if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund’s secondary objective of capital appreciation without unduly restricting freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

Structured Securities.    The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

Custodial Receipts.    The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Loans of Portfolio Securities.    The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

When-Issued Transactions.    The Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value.

Stripped Mortgage-Backed Securities.    The Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities. Certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Variable and Floating Rate Securities.    The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Bank Obligations.    The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Zero Coupon Bonds.    The Fund’s investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for federal income tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

TIPS.    The Fund may invest in U.S. Government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value and interest payout are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

Repurchase Agreements.    The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its net assets.

Fund Fundamental Policies.

(i)  The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

(ii)  The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

(iii)  The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

(iv)  The Fund may not invest 25% or more of its assets in securities of issuers in any one industry. For this purpose, gas, electric, water and telephone utilities will each be treated as a separate industry.

(v)  The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

(vi)  The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund (including the loan collateral).

(vii)  The Fund may not engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities and then only for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund’s assets taken at market may at any one time be held as collateral for such sales.

(viii)  The Fund may not write, purchase or sell puts, calls or combinations thereof, invest in commodities or commodity contracts or purchase securities of other investment companies.

(ix)  The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(x)  The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(xi)  The Fund may not purchase securities for the purpose of exercising control over another company.

(xii)  The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities or purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

(xiii)  The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. Under normal conditions, at least 80% of the value of the Fund’s net assets will be invested in U.S. Government Securities.

If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii) and the restriction on illiquid securities. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line, Inc.	None
Non-Interested Directors
John W. Chandler 416 North Hemlock Lane Williamstown, MA 01267 Age 84	Director (Lead Independent Director since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. 1992–2004. Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 2000	Retired, Customer Support Analyst, Duke Power Company until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Director	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985-1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 1996	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor) since 2004; Senior Financial Advisor, Hawthorn, 2001–2004.	None
Officers
Mitchell E. Appel Age 37	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005.

Howard A. Brecher Age 54	Vice President, and Secretary	Since 2008
Vice President and Secretary of each of the 14 Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line, Inc.; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director
Stephen R. Anastasio Age 48	Treasurer	Since 2005	Controller of Value Line until 2003; Chief Financial Officer of Value Line, 2003–2005; Treasurer of Value Line since 2005; Treasurer of each of the 14 Value Line Funds since 2005.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Value Line, Inc.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

On June 11, 2008, Jean B. Buttner resigned as a Director, Chairman and President and a member of the Valuation Committee of the Fund. On June 24, 2008, Thomas T. Sarkany was appointed a Director and a member of the Valuation Committee of the Fund. On June 5, 2008, David Henigson resigned as a Vice President, Secretary and the Chief Compliance Officer of the Fund. On June 12, 2008, Mitchell E. Appel was appointed the President of the Fund, Howard A. Brecher was appointed a Vice President and the Secretary of the Fund, and R. Michael Parker, an independent contractor, was appointed the Chief Compliance Officer of the Fund.

The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Thomas T. Sarkany and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any action taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise fund governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended August 31, 2007. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Interested Director
Jean B. Buttner*	$–0–	$–0–
Non-Interested Directors
John W. Chandler	1,144	45,000
Frances T. Newton	1,144	45,000
Francis C. Oakley	1,144	45,000
David H. Porter	1,144	45,000
Paul Craig Roberts	1,144	45,000
Nancy-Beth Sheerr	1,144	45,000

*	Jean B. Buttner resigned as a Director on June 11, 2008. Thomas T. Sarkany was appointed a Director on June 24, 2008.

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2006:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Jean B. Buttner*	$1 – $10,000	Over $100,000
Non-Interested Directors
John W. Chandler	$1 – $10,000	$50,001 – $100,000
Frances T. Newton	$1 – $10,000	$10,001 – $50,000
Francis C. Oakley	$1 – $10,000	$10,001 – $50,000
David H. Porter	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$–0–	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$10,001 – $50,000

*	Jean B. Buttner resigned as a Director on June 11, 2008. Thomas T. Sarkany was appointed a Director on June 24, 2008.

As of November 30, 2007, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 607,837 shares of record or approximately 7.8% of the shares outstanding and Guardian Insurance & Annuity Co., Inc., 3900 Burgess Place, Bethlehem, PA 18017, which owned 383,466 shares of record or approximately 5% of the shares outstanding. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund’s distributor (the “Distributor”) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Proxy Voting Policies

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to Institutional Shareholder Services (“ISS”), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS.

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

•	Generally, the Fund supports the company’s nominees to serve as directors.

•	The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

•	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

•	Provisions of the corporate charter addressing indemnification of directors and officers;

•	Stock repurchase plans; and

•	The selection of independent accountants.

•	The types of matters on corporate governance that the Adviser would expect to vote against include:

•	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

•	The adoption of a classified board;

•	The adoption of poison pill plans or similar anti-takeover measures; and

•	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect to the goal of maximizing the return on funds under management.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

In addition, the Fund’s distributor produces for marketing purposes Fund fact sheets, which include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.

Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, which are Morningstar, Standard and Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, administrator, counsel, pricing service (Interactive Data Corporation) and proxy voting service, who may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information.

To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into a newly-formed wholly-owned subsidiary, the name of which is EULAV Asset Management, LLC (“EULAV”). As part of the reorganization, the Fund’s investment advisory agreement was transferred from Value Line to EULAV, and EULAV replaced Value Line as the Fund’s investment adviser.

Value Line Funds’ portfolio managers, all of whom are now employees of EULAV, have not changed as a result of the reorganization. EULAV and Value Line share the same offices at 220 East 42nd Street, New York, NY 10017. Value Line and the Value Line Funds were advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreements (as such term is defined in the Investment Company Act of 1940). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of Value Line’s common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of Value Line, owns all of the voting stock of Arnold Bernhard & Co., Inc.

The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for a monthly advisory fee at an annual rate equal to 0.50% of the Fund’s average daily net assets. During the fiscal years ended August 31, 2005, 2006 and 2007, the Fund paid or accrued advisory fees of $579,038, $516,275 and $459,740, respectively.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as Value Line, Inc. or a subsidiary serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts with combined assets of approximately $4 billion as of June 30, 2008.

Certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

The Fund has a distribution agreement with the Distributor whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of Value Line. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman of the Distributor.

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 West 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation.    Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed.    Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at August 31, 2007 of approximately $871 million and two private accounts with assets at August 31, 2007 of approximately $9 million.

Material Conflicts of Interest.    The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

Ownership of Securities. Jeffrey Geffen does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. During the fiscal year ended August 31, 2007, fees of $229,870 were accrued to the Distributor under the Plan. During the fiscal year, the Distributor paid $33,204 to other broker-dealers and incurred $24,361 in advertising and other marketing expenses. Effective March 7, 2006, the Distributor voluntarily waived a portion of the 12b-1 fee in an amount equal to 0.10% of the Fund’s average daily net assets. Effective February 20, 2007 the Distributor voluntarily increased such waiver to equal 0.25% of the Fund’s average daily net assets. The fees waived amounted to $163,347 for the fiscal year ended August 31, 2007. There can be no assurance that the Distributor will continue the fee waiver.

The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to the Directors each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the 1940 Act) must be nominated by existing Directors who are not interested persons.

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types or payments an intermediary may receive include:

•	Payments under the Plan which are asset based charges paid from the assets of the Fund;

•	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

You should ask your intermediary for information about any payments it receives from the Distributor.

The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the Fund’s average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

As of August 31, 2007, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment pursuant to the Plan.

National City Bank
Pershing LLC
National Financial Services Corp.
E*TRADE
TD Ameritrade
Charles Schwab
USAA Investment Management Co.
The 401(k) Company
SunGard Transaction Network
MSCS Financial Services, LLC
The Vanguard Group

Financial intermediaries may have been added or removed from the list above since August 31, 2007.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 2005, 2006 and 2007, the Fund paid no brokerage commissions.

Portfolio Turnover.    The Fund’s annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objectives, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder’s income tax liability. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

Each share of the Fund’s common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases:    Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases:    The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

Retirement Plans:    Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

Redemption:    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

Calculation of Net Asset Value:    The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. With assistance from an independent pricing service, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values for other securities are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market valuations are not readily available will be valued at fair value, by the Adviser pursuant to policies and procedures adopted by the Board of Directors.

TAXES
(See “Dividends, Distributions and Taxes” in the Fund’s Prospectus)

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares by shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships and certain trusts and estates) and who hold their shares as capital assets. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or, except as otherwise provided, tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

Fund Status.    The Fund has elected to be treated and qualified each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) hold as of the close of each quarter, (a) at least 50% of the value of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets in (1) the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies), (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (3) the securities of one or more qualified publicly traded partnerships.

Fund Distributions.    If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and when such income is distributed, to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses for the one-year period ended October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

The Fund will satisfy the annual distribution requirements if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Unless shareholders elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions will be taxable whether a shareholder takes them in cash or they are reinvested in shares of the Fund. In general, dividends from investment company taxable income will be taxable as ordinary income and will not qualify for the reduced federal income tax rates applicable to qualified dividend income received by shareholders that are individuals or for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Dividends from net capital gain that are designated as capital gain dividends will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for a maximum 15% tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Absent further legislation, the maximum 15% federal tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

For federal income tax purposes the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. For federal income tax purposes, the Fund had a capital loss carryover at August 31, 2007, of $2,965,224 of which $2,132,091 will expire in 2008, $11,348 will expire in 2012, $39,865 will expire in 2014 and $781,920 will expire in 2015.

Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, to the extent such a distribution is attributable to income of the Fund, it will be taxable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for the holding of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in any particular taxing jurisdiction, although the Fund may in its sole discretion provide relevant information to shareholders.

Redemption, Sale or Exchange of Fund Shares.    Upon a redemption, exchange, or sale of shares of the Fund, a shareholder may realize a capital gain or loss for federal income tax purposes. The tax consequences of a sale, exchange, or redemption depend on several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.

In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax-holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. In addition, any loss realized on a redemption, exchange or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed amount.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Fund Investments.    If the Fund invests in certain pay-in-kind securities, zero coupon securities, stripped securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes at the Fund level. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The federal income tax rules applicable to certain structured securities are unclear in certain respects. The Fund will account for such instruments in a manner that is intended to allow the Fund to continue to qualify as a regulated investment company.

Reporting and Backup Withholding.    The Fund will be required to report to the Internal Revenue Service (“IRS”) all dividends, distributions of capital gains and redemption proceeds from Fund shares, except in the case of certain exempt shareholders. The Fund will be subject to a 28% “backup withholding” requirement on all taxable dividends, distributions of capital gains and redemption proceeds payable to shareholders who fail to provide the Fund with their correct social security or other taxpayer identification number or to make certain certifications. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid in cash or reinvested.

FINANCIAL STATEMENTS

The Fund’s financial statements for the year ended August 31, 2007, including the financial highlights for each of the five fiscal years in the period ended August 31, 2007, appearing in the 2007 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.